Exhibit 10.13

THE LOAN EVIDENCED BY THIS NOTE IS NON-RECOURSE. THIS NOTE IS SECURED BY STOCK AND THE HOLDER AGREES TO LOOK ONLY TO THAT STOCK TO ENFORCE ANY OBLIGATIONS IN THE EVENT OF DEFAULT. THIS NOTE SHALL BE PAID IN FULL NO LATER THAN THE DATE OF ITS MATURITY.

PROM ISSORY NOTE

$125,000.00 (U.S.)	September 13, 2012

FOR VALUE RECEIVED, on or before the Maturity Date (hereinafter defined), the undersigned Billy Caudill.,  (hereinafter collectively referred to as the "Borrower"), promises to pay to the order of Genesis Group Holdings Inc, its successors and/or assigns (hereinafter "Holder"), the principal sum set forth under this Promissory Note (the "Note") under the following terms and conditions:

1. Loan Amount and Period

i.         Loan  Amount:  Holder  shall  provide  Borrower  with  the  sum  of  One Hundred Twenty-Five Thousand Dollars ($125,000.00) (the "Loan"), which by execution hereof the first acknowledged as received by Borrower.

ii.        Security:  60% of the stock of Digital Comm Inc. This is a non-recourse loan. The Holder may only look to the Security for payment in the event of default.

2. Payment

i.         Maturity Date.   One year from the from the date hereof. (the "Maturity Date") from the receipt of each the funds the remaining unpaid portion of the initial principal loan of   One Hundred Twenty-Five Thousand Dollars ($125,000.000) as described in this Note, together with any and all accrued and unpaid interest and any and all costs and expenses, shall be due and payable.

ii.        Interest.  None

iii.     All payments under this Note shall be made to Holder or its order, in lawful money of the United States of America and in immediately available funds and delivered to Holder by check or wire transfer to an account designated by written instructions delivered by Holder to Borrower. All amounts due under this Note and the Security Agreement shall be payable without defense, set off or counterclaim.

3. Interest Rate

i.         Should an Event of Default (as defined below) occur, interest shall accrue at a rate of eighteen percent (18%) per annum on the total remaining balance which shall have been accelerated under the terms herein.  Interest shall be determined for each day by multiplying a daily interest factor (based on the annual interest rate then in effect divided by 360) by the unpaid principal balance of the principal amount outstanding under the Note for such day.

ii.        Notwithstanding any provision in this Note, the total liability for payments of interest and payments in the nature of interest, including all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the State of Florida or the applicable laws of the United States of America, whichever shall be higher (the "Maximum Rate").

iii.       The undersigned does not intend or expect to pay nor does the Holder intend or expect to charge, accept or collect any interest under this Note greater than the Maximum Rate.

4. Application of Payment and Pre-Payment

This Note may be prepaid in whole or in part at any time without penalty. In the event that Holder conducts an S-1 Registration and raises in excess of $20,000,000 (and "Offering"). The Note may be satisfied by the Borrow from shares of stock issued to Borrower from the Offering.

5. Default, Penalties and Interest

Event of Default.  In the event Borrower fails to pay the entire remaining unpaid principal balance of this Note, together with any and all accrued and unpaid interest and costs on or before the Maturity Date or within three (3) business days after same is due, such action shall trigger a "Event of Default."  Upon an Event of Default Holder may pursue any and all remedies available to it under applicable law and Borrower shall be required to pay interest on the full outstanding Loan balance of principal and interest at an interest rate of eighteen percent (18%) per annum until paid in full.

6. No Waiver of Rights by Holder  Borrower recognizes that in case of any Event of Default, no extension, postponement, forbearance, delay or failure on the part of the Holder of this Note in the exercise of any power, right or remedy hereunder, under the Collateral Assignment or any other Loan Document or at law or in equity shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power, right or remedy.

7. Presentment for Payment; Demand; Consent and Waiver

i.     Borrower hereby:

[a]  waives any right to immunity from any such action or proceeding and waives any immunity or exemption of any property, wherever located, from garnishment, levy, execution, seizure or attachment prior to or in execution of judgment, or sale under execution or other process for the collection of debts;

[b] waives any right to interpose any set-off or non-compulsory counterclaim or to plead laches or any statute of limitations as a defense in any such action or proceeding, and waives (to the extent lawfully waivable) all provisions and requirements of law for the benefit of any Borrower now or hereafter in force;

[c) submits to the jurisdiction of the state and federal courts in the State of Florida, County of Miami-Dade for purposes of any such action or proceeding and waive any claim that the same is an inconvenient forum; and

8. Costs. Indemnities And Expenses.

Borrower expressly agrees that the Holder shall not be required first to institute any suit or to exhaust its remedies against the undersigned or any other person or party to become liable hereunder or against any collateral or security for the  loan evidenced hereby, in order to enforce this Note.   Borrower shall be responsible for any fees and expenses incurred in enforcing the Note.

9. Governing Law/Jurisdiction and Venue.   This Note shall be governed by, and construed and enforced in accordance with the laws of the State of Florida.  Any suit involving any dispute or matter arising under this Note or relating to the enforcement or interpretation thereof, may only be brought in a the Judicial Circuit Court of Palm Beach County  which shall have exclusive  personal and subject matter jurisdiction  over  the dispute or matter.  Borrower hereby consent to the exercise of personal jurisdiction by any such court with respect to any such proceeding and waives any objection to venue or inconvenient forum.

10. Invalidity.  If any term, clause or provision of this Note shall be determined by any court to be illegal, invalid or unenforceable, the illegality, invalidity or unenforceability of such term, clause or provision shall not affect the legality, validity or enforceability of the remainder thereof or of any other term, clause or provision hereof, and this Note shall be construed and enforced as if such illegal, invalid or unenforceable term, clause or provision had not been contained herein, and all covenants, obligations and agreements shall be enforceable to the full extent permitted by law.

11. Interpretation.  If this Note is signed by more than one person, then the term "Borrower" as used in this Note shall refer to all such persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Note are made by and shall be binding upon each and every undersigned person, jointly and severally.  Whenever used in this Note, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders, all as may be appropriate.   Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation.

12. WAIVER OF JURY TRIAL. BORROWER AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE HOLDER IN EXTENDING CREDIT TO THE BORROWER, THAT THE HOLDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

The failure of any witness to sign as witness or the failure of this Note to be notarized shall not affect the validity of this Note.  This Note is signed, sealed and delivered as of the date first written above.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

SIGNATURE PAGE TO FOLLOW

BORROWER:

By:	/s/ Billy Caudill
Billy Caudill